Goodwill and Intangible Assets (Notes)	6 Months Ended
Jun. 30, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill of $16.4 million was contributed to the Partnership as part of the Blackwater acquisition. Goodwill is not amortized and is assessed for impairment annually or more frequently if an event or circumstance indicates that an impairment may have occurred. Goodwill was recorded as a result of the excess of the investment by ArcLight in Blackwater over the fair market value of the identifiable net assets and customer contracts acquired in 2012 and offset to the calculated deferred tax benefit amount as of March 31, 2013.
Intangible assets, net, consist of customer contracts contributed to the Partnership as part of the Blackwater acquisition. The intangible assets are amortized on a straight-line basis over the economic lives of the customer contracts, currently ranging from 5 months to thirty-five months. Intangible assets, net, consist of the following as of June 30, 2013 (in thousands):

June 30, 2013
Customer contracts	$12,081
Accumulated amortization	(6,556)
Intangible assets, net	$5,525

Amortization expense was $1.8 million for the three and six months ended June 30, 2013.